--------------------------------------------------------------------------------
U.S. GOVERNMENT FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
U.S. Government
Portfolio

                                [GRAPHIC OMITTED]

Semi-Annual Report
December 31, 2000

                                            AllianceCapital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

February 23, 2001

Dear Shareholder:

This report contains the investment activity, market overview and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") for the semi-annual reporting period ended December 31, 2000.

Investment Objective And Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities.

Investment Results

The following table provides the performance results for the Portfolio for the six- and 12-month periods ended December 31, 2000. For comparison, we have included the total returns for the U.S. Treasury market, as represented by the Lehman Brothers Government Bond Index (the "Index"), and the Lipper General U.S. Government Funds Average (the "Lipper Average").

Investment Results*
Periods Ended December 31, 2000

                ---------------------
                    Total Returns
                ---------------------
                6 Months    12 Months
-------------------------------------
Alliance Bond
Fund U.S.
Government
Portfolio
   Class A         7.33%       12.43%
-------------------------------------
   Class B         6.95%       11.63%
-------------------------------------
   Class C         6.95%       11.62%
-------------------------------------

                ---------------------
                    Total Returns
                ---------------------
                6 Months    12 Months
-------------------------------------
Lehman Brothers
Government
Bond Index         7.88%       13.24%
-------------------------------------
Lipper General
U.S. Government
Funds Average      7.41%       11.77%
-------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2000. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended December 31, 2000, the Lipper Average consisted of 186 and 181


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

      Additional investment results appear on pages 5-8.

During the six-month reporting period, the Portfolio underperformed its benchmark, the Lehman Brothers Government Bond Index, and its peer group, the Lipper universe of general U.S. Government Funds. The Portfolio was structured with a duration (sensitivity to interest rates) that was slightly below that of its benchmark and peer group. Because interest rates fell, and prices rose over this period, the Portfolio's shorter duration dampened its cumulative performance. Although we greatly reduced the Portfolio's exposure to mortgage-backed securities (MBS) during the fourth quarter of 2000, the underperformance of the mortgage sector relative to Treasury securities also detracted from overall performance.

During the 12-month reporting period, the Portfolio's Class A shares underperformed the benchmark but outperformed the peer group. Relative to our Lipper peer group, the Portfolio finished the year among the top 16% of all funds in its category. This is the best performance for the Portfolio in several years, and reflects the restructuring of the Portfolio's investments in accordance with the revised investment policies that were approved by the Portfolio's shareholders in March of 1999. The new policies have added a great deal of flexibility to the management of the Portfolio, while still requiring that at least 65% of the Portfolio's assets be invested in U.S. Government securities. Almost all of the major themes pursued by the Portfolio in the year 2000 added incremental return to the portfolio:

1. We maintained a general overweight position in the mortgage-backed securities market. Seasoned, high-coupon securities provided an excellent source of interest income. In addition, we actively shifted our holdings among discount-coupon mortgages, Treasuries and agency securities as relative values fluctuated.

2. We maintained an overweight stance in investment-grade commercial mortgage-backed securities (CMBS). Our research analysts uncovered a large number of CMBS bonds that were grossly undervalued. As a result, we experienced a significant number of securities upgrades (none of our CMBS holdings have ever been downgraded).

3. As previously described, we were on the right side of the sharp movements in the Treasury yield curve over the course of the year.

Investment Strategy

In the second half of 2000, we reduced our considerable overweight position in long Treasuries, ending the year significantly underweight in long-maturity Treasury debt. Two factors drove this decision. First, a weakening economy gave us reason to expect short-maturity Treasuries to outperform long


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

maturities. Second, the federal government's optimistic long-term forecasts for debt reduction were being tempered by the realization that the newly elected President and Congress are likely to reduce the surplus through a combination of tax cuts and/or spending plans. This repositioning proved to be advantageous, as 30-year Treasury bonds underperformed 2-year Treasury notes by approximately 90 basis points in the second half of the year. We also reduced our exposure to callable Treasuries, which tightened significantly (at one point) relative to on-the-run Treasuries. We maintained our exposure to seasoned, higher-coupon mortgage pass-throughs and investment-grade CMBS throughout the year, both of which provided a stable source of income for the fund.

Market Overview

Following a strong first half of 2000, the U.S. economy lost some momentum during the third and fourth quarters. U.S. gross domestic product (GDP) growth slowed from a 5.2% rate in the first half of the year to an estimated 2.5% rate in the third and fourth quarters. Past interest-rate increases, lower stock prices and higher oil prices contributed to the slowdown. The Federal Reserve removed its tightening bias late in the year in response to slower economic growth.

The U.S. bond market, as measured by the LB Aggregate Bond Index, returned 7.35% over the six-month period ending December 31, 2000, and 11.63% during the 2000 calendar year--its strongest annual return since 1995. In general, fixed-income securities benefited from slowing economic growth and weak equity markets in 2000. Among the traditional sectors of the fixed-income markets, as measured by their components in the LB Aggregate Bond Index, CMBS posted the best results for the six-month period ended December 31, 2000 at 9.47%, followed by U.S. agencies at 8.30%, U.S. Treasuries at 7.73%, asset-backed securities (ABS) at 7.25%, mortgage-backed securities (MBS) at 7.23%, and investment-grade corporates at 6.39%. Higher-quality securities outperformed lower-quality securities as the economy slowed and investors sought out less risky instruments. U.S. Treasuries also benefited from the government's plan to use the fiscal surplus to reduce outstanding government debt. Longer-maturity issues outperformed shorter-maturity issues as expectations for interest-rate cuts rose.

The CMBS sector benefited from increased investor interest due to credit deterioration in other fixed-income sectors, as well as from sound commercial real estate fundamentals. Rising prepayment expectations dampened MBS performance. Because mortgage interest rates stand at their lowest level since the spring of 1999, more of the sector is subject to refinancing risk than at any time in the past three years. The investment-grade corporate sector posted relatively weaker results because of deteriorating corporate earnings, rising defaults, tighter credit availability and expectations of weaker economic growth in 2000.

Outlook

While the odds of a "hard landing" in the U.S. economy have risen in recent


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

months, the fact that the Federal Reserve moved so quickly in the new year to lower interest rates should help to ensure a "soft landing." We believe that the economy will slow in 2001 to a 2.5% to 3% growth rate, with most of the slowing coming in the first half of the year. In our view, the Federal Reserve will likely continue to lower rates, the yield curve will steepen further and volatility will remain high. We plan to take advantage of a steeper yield curve through maturity structure. Within the government sector, we expect to remain overweighted in both Treasury and agency debt. On the one hand, lower rates and a steeper yield curve bode well for the corporate sector; on the other hand, the credit cycle is clearly in a downtrend, and earnings disappointments abound. Therefore, over the near term, we plan to maintain a neutral exposure to the sector. Falling interest rates and the rising prepayments that accompany them cause us to remain underweighted in mortgages and to focus our holdings on lower-coupon securities, which will be less subject to a wave of mortgage refinancings.

We appreciate your continuing interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jeffrey S. Phlegar

Jeffrey S. Phlegar
Vice President

[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Jeffrey S. Phlegar

Portfolio Manager, Jeffrey S. Phlegar, has over 14 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/90 TO 12/31/00

  [The following was represented by a mountain chart in the printed material.]

Lehman Brothers Government Bond Index: $21,431

Lipper General U.S. Government Funds Average: $19,723

Alliance Bond Fund U.S. Government Portfolio Class A: $18,500

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares (from 12/31/90 to 12/31/00) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the
LB U.S. Treasury Bond and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average reflects performance of 50 funds (based on the number of funds in the average from 12/31/90 to 12/31/00). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

    [The following was represented by a bar chart in the printed material.]

                 Alliance Bond Fund U.S. Government Portfolio--
                           Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                         Alliance Bond Fund             Lehman Brothers
                      U.S. Government Portfolio      Government Bond Index
--------------------------------------------------------------------------------
       12/31/91                15.74%                        15.32%
       12/31/92                 6.03%                         7.23%
       12/31/93                 9.72%                        10.66%
       12/31/94                -4.38%                        -3.38%
       12/31/95                16.55%                        18.34%
       12/31/96                 0.34%                         2.77%
       12/31/97                 8.55%                         9.59%
       12/31/98                 8.60%                         9.85%
       12/31/99                -3.21%                        -2.23%
       12/31/00                12.43%                        13.24%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY

December 31, 2000 (unaudited)

INCEPTION DATES

Class A Shares
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

PORTFOLIO STATISTICS

Net Assets ($mil): $1,255

SECURITY TYPE BREAKDOWN

o      43.3% Treasury
o      18.1% CMO/ABS
o      13.5% FNMA
o      10.1% FHLMC
o       3.4% GNMA
o       2.2% Stripped MBS                    [PIE CHART OMITTED]

Corporate

o       1.7% Financial

Short-Term

o       1.7% Repo
o       6.0% Commercial Paper

All data as of December 31, 2000. The Portfolio's security type breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                       1 Year            12.43%                    7.60%
                       5 Years            5.18%                    4.27%
                      10 Years            6.80%                    6.35%
                     SEC Yield**          5.35%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                       1 Year            11.63%                    8.63%
                       5 Years            4.43%                    4.43%
               Since Inception*(a)        5.93%                    5.93%
                     SEC Yield**          5.00%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge       With Sales Charge
                       1 Year            11.62%                   10.62%
                       5 Years            4.40%                    4.40%
               Since Inception*           4.72%                    4.72%
                     SEC Yield**          4.93%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 9/30/91 Class B; 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended December 31, 2000.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS

December 31, 2000 (unaudited)

                                                         Principal
                                                            Amount
                                                             (000)        U.S. $ Value
--------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-95.9%

U.S. Treasury Securities-59.0%
U.S. Treasury Notes-32.8%
   5.125%, 12/31/02(a)..............................      $117,000   $     117,036,270
   5.75%, 10/31/02-8/15/10(a).......................       273,595         283,900,307
   6.75%, 5/15/05(a)................................        10,000          10,653,100
                                                                     -----------------
                                                                           411,589,677
                                                                     -----------------
U.S. Treasury Bonds-26.1%
   6.125%, 11/15/27.................................        25,000          26,879,000
   8.125%, 5/15/21..................................        29,100          37,966,479
   8.875%, 8/15/17..................................        24,000          32,621,280
   10.375%, 11/15/12................................        34,200          43,968,204
   10.75%, 2/15/03..................................        80,000          88,687,200
   12.50%, 8/15/14..................................        65,150          97,134,741
                                                                     -----------------
                                                                           327,256,904
                                                                     -----------------
U.S. Treasury Bills-0.1%
   6.054%, 1/11/01..................................         1,785           1,781,999
   6.12%, 1/11/01...................................            10               9,983
                                                                     -----------------
                                                                             1,791,982
                                                                     -----------------
Federal National Mortgage Association-18.4%
   zero coupon, 2/15/08.............................        22,130          14,467,288
   6.50%, 11/01/27-12/01/99.........................        51,809          51,097,047
   7.00%, 1/25/30...................................        98,000          98,152,880
   7.50%, 4/01/08-4/01/15...........................           178             181,798
   8.00%, 3/25/07-6/01/30...........................        13,077          13,419,405
   8.50%, 4/01/08...................................        12,152          12,363,136
   9.00%, 8/01/21...................................         2,569           2,699,039
   10.00%, 10/01/14.................................        33,605          36,659,910
   11.00%, 7/01/16..................................         2,110           2,305,008
                                                                     -----------------
                                                                           231,345,511
                                                                     -----------------
Federal Home Loan Mortgage Corp.-13.8%
   6.375%, 11/15/03.................................        99,000         100,856,250
   6.875%, 9/15/10..................................        50,000          53,242,000
   8.00%, 9/01/11...................................         6,301           6,452,528
   9.50%, 9/01/20...................................         2,148           2,254,399
   12.00%, 8/01/15-7/01/20..........................         9,010          10,097,401
                                                                     -----------------
                                                                           172,902,578
                                                                     -----------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                         Principal
                                                            Amount
                                                             (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Government National Mortgage Association-4.7%
Single Family Homes
   6.50%, 3/16/28...................................      $ 20,832   $      20,389,142
   8.00%, 3/15/12...................................        25,028          25,872,704
   8.15%, 9/15/20...................................         4,730           4,889,989
   9.00%, 12/15/09-12/15/19.........................         7,305           7,633,605
                                                                     -----------------
                                                                            58,785,440
                                                                     -----------------
Total U.S. Government & Agency Obligations
   (cost $1,202,293,379)............................                     1,203,672,092
                                                                     -----------------
Collateralized Mortgage Obligations-13.1%
BA Mortgage Securities, Inc.
   Series 1997-1 Cl.A8
   7.10%, 7/25/26...................................         3,108           3,107,971
Banc of America Commercial Mortgage, Inc.
   Series 2000-2 Cl.X
   1.094%, 8/15/10..................................        17,138             921,189
Chase Mortgage Finance Corp.
   Series 1993-3 Cl.B8
   7.383%, 10/30/24.................................         2,930           2,920,404
   Series 1993-3 Cl.B9
   7.383%, 10/30/24.................................         2,784           2,765,331
   Series 1993-3 Cl.B10
   7.402%, 10/30/24.................................         2,494           2,486,512
Citicorp Mortgage Securities, Inc.
   Series 1998-7 Cl.A7
   7.00%, 8/25/28...................................         6,551           6,379,142
   Series 1987-3 Cl.A1
   9.00%, 5/25/17...................................         5,111           5,079,344
Collateralized Mortgage Obligation Trust
   Series 63 Cl.Z
   9.00%, 10/20/20..................................        12,771          13,409,884
CR
   Series 2000-ZC2 Cl.A1B
   6.665%, 8/10/09..................................        40,000          40,162,400
Morgan Stanley Capital I
   Series 1998-CF1 Cl.A1
   6.33%, 10/15/07..................................        15,301          15,277,186
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X
   1.96%, 12/21/26..................................       149,985           9,561,531


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                         Principal
                                                            Amount
                                                             (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Co.
   Series 1994-C29 Cl.A7
   7.00%, 10/25/24..................................      $ 10,000   $       9,646,900
   Series 1992-33 Cl.B1
   7.50%, 11/25/22..................................        11,804          11,808,057
SACO I, Inc.
   Series 1997-2 Cl.X
   1.51%, 8/25/36...................................        63,141           2,146,794
Securitized Asset Sales, Inc.
   Series 1993-J Cl.1B 1
   6.808%, 11/28/23.................................         5,128           4,999,472
Starwood Asset Receivables Trust
   Series 2000-1 Cl.E
   9.37%, 1/25/05(b)................................        15,000          15,037,500
Structured Asset Securities Corp.
   Series 1996-CFL Cl.F
   7.75%, 2/25/28...................................        12,000          12,180,000
Structured Asset Securities Corp.
   Series 1995-C4E
   8.903%, 6/25/26..................................         5,735           5,826,906
                                                                     -----------------
Total Collateralized Mortgage Obligations
   (cost $167,889,627)..............................                       163,716,523
                                                                     -----------------
Commercial Mortgage Backed Securities-11.0%
Asset Securitization Corp.
   Series 1997-MD7 Cl.A1B
   7.41%, 1/13/30...................................        16,847          17,478,763
BTR 2 Trust
   Series 1999-S1A Cl.C
   7.615%, 2/28/04(b)...............................         5,000           5,004,700
Credit Suisse First Boston Mortgage
   Series 2000 Cl.AX
   .788%, 8/04/30...................................       121,696           4,753,457
   Series 1998-FL1A Cl.F
   7.72%, 1/10/01(b)................................        21,350          21,350,000
   Series 1998-FL2 Cl.AC
   7.77%, 8/15/01...................................        32,800          32,820,664
   Series 1998-FL2A Cl.D
   8.02%, 10/15/01(b)...............................        15,000          15,014,100
First Chicago/Lennar Trust
   Series 1997-CHL1 Cl.A
   8.06%, 4/29/05...................................        14,091          13,949,681
Merrill Lynch Mortgage Investors, Inc.
   Series 1998-ASP1 Cl.B
   7.695%, 10/01/03(b)..............................         5,900           5,905,546
Nationslink Funding Corp.
   Series 1999-SL Cl.A1
   5.805%, 2/10/01..................................         2,927           2,915,323


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                         Principal
                                                            Amount
                                                             (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Sasco Floating Rate Commercial Mortgage Trust
   Series 1998-C3A Cl.G
   7.167%, 3/25/02..................................      $ 19,326   $      19,235,540
                                                                     -----------------
Total Commercial Mortgage Backed Securities
   (cost $137,386,106)..............................                       138,427,774
                                                                     -----------------
Stripped Mortgage Backed Securities-3.0%
LB Commercial Conduit Mortgage Trust
   Series 1998-C4 Cl.X
   .56%, 10/15/35...................................       200,621           6,770,943
   Series 1999-C2 Cl.X
   .664%, 10/15/32..................................       116,836           4,819,494
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   .858%, 10/15/18..................................       362,666          17,226,633
Salomon Brothers Mortgage Securities, Inc.
   Series 1999-5
   3.127%, 6/25/28..................................       160,757           8,942,930
                                                                     -----------------
Total Stripped Mortgage Backed Securities
   (cost $34,952,870)...............................                        37,760,000
                                                                     -----------------
Corporate Obligation-2.2%
World Financial Properties
   6.95%, 9/01/13(b)
   (cost $27,620,086)...............................        29,500          28,243,005
                                                                     -----------------
Asset Backed Securities-0.5%
Option One Mortgage Securities Corp.
   Series 1999-B Cl.CTFS
   9.66%, 6/25/29(b)................................         2,736           2,664,323
   Series 2000-1 Cl.CTFS
   9.85%, 5/25/30(b)................................         4,052           4,031,630
                                                                     -----------------
Total Asset Backed Securities
   (cost $6,788,037)................................                         6,695,953
                                                                     -----------------
Commercial Paper-8.2%
Clipper Receivables Corp.
   6.60%, 1/02/01...................................        30,000          29,994,500
   6.62%, 1/02/01...................................        18,880          18,876,528
Lucent Technologies, Inc.
   7.42%, 1/16/01...................................        29,500          29,408,796
   7.46%, 1/11/01...................................        24,640          24,588,940
                                                                     -----------------
Total Commercial Paper
   (amortized cost $102,868,764)....................                       102,868,764
                                                                     -----------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                         Principal
                                                            Amount
                                                             (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Repurchase Agreement-2.4%
State Street Bank and Trust Co.
   6.40%, dated 12/29/00, due 1/2/01 in the
   amount of $29,576,017 (cost $29,555,000;
   collateralized by $29,685,000 FNMA,
   5.80%, 3/15/02, value $30,150,490)
   (amortized cost $29,555,000).....................     $ 29,555    $      29,555,000
                                                                     -----------------
Total Investments-136.3%
   (cost $1,709,353,869)............................                     1,710,939,111
Other assets less liabilities-(36.3%)...............                      (455,760,833)
                                                                     -----------------
Net Assets-100%.....................................                 $   1,255,178,278
                                                                     =================

(a) Securities, or portions thereof, with an aggregate market value of $418,959,955 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $97,250,804 representing 7.7% of net assets.

      Glossary:

      FNMA - Federal National Mortgage Association.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

----------------------------------
STATEMENT OF ASSETS & LIABILITIES
----------------------------------

STATEMENT OF ASSETS & LIABILITIES

December 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $1,709,353,869).....       $   1,710,939,111
Receivable for investments sold...............................             489,988,970
Interest receivable...........................................              21,253,039
Receivable for capital stock sold.............................               2,370,052
                                                                     -----------------
Total assets..................................................           2,224,551,172
                                                                     -----------------
Liabilities
Due to custodian..............................................               1,441,373
Payable for investment securities purchased...................             509,689,608
Reverse repurchase agreements.................................             450,838,140
Dividends payable.............................................               2,523,252
Advisory fee payable..........................................               1,694,640
Payable for capital stock redeemed............................                 951,785
Distribution fee payable......................................                 535,570
Variation margin payable for future contracts.................                 225,011
Unrealized depreciation of swap contracts.....................                 141,874
Accrued expenses..............................................               1,331,641
                                                                     -----------------
Total liabilities.............................................             969,372,894
                                                                     -----------------
Net Assets....................................................       $   1,255,178,278
                                                                     =================
Composition of Net Assets
Capital stock, at par.........................................       $         173,006
Additional paid-in capital....................................           1,508,090,727
Distributions in excess of net investment income..............              (1,547,112)
Accumulated net realized loss on investments, options,
   and futures transactions...................................            (251,929,134)
Net unrealized appreciation of investments and
   other assets...............................................                 390,791
                                                                     -----------------
                                                                     $   1,255,178,278
                                                                     =================
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($856,807,729 / 118,146,130 shares of capital stock
   issued and outstanding)....................................                   $7.25
Sales charge--4.25% of public offering price...................                    .32
                                                                                 -----
Maximum offering price........................................                   $7.57
                                                                                 =====
Class B Shares
Net asset value and offering price per share
   ($243,463,669 / 33,537,206 shares of capital stock
   issued and outstanding)....................................                   $7.26
                                                                                 =====
Class C Shares
Net asset value and offering price per share
   ($151,850,667 / 20,901,775 shares of capital stock
   issued and outstanding)....................................                   $7.26
                                                                                 =====
Advisor Class Shares
Net asset value and offering price per share
   ($3,056,213 / 421,222 shares of capital stock
   issued and outstanding)....................................                   $7.26
                                                                                 =====

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2000 (unaudited)

Investment Income
Interest.......................................                         $      38,899,291
Expenses
Advisory fee...................................    $        2,739,779
Distribution fee - Class A.....................               710,463
Distribution fee - Class B.....................             1,001,484
Distribution fee - Class C.....................               583,459
Transfer agency................................               608,141
Printing.......................................               122,670
Custodian......................................               121,829
Administrative.................................                60,962
Registration...................................                39,780
Audit and legal................................                39,564
Directors' fees................................                 4,350
Miscellaneous..................................                 5,799
                                                   ------------------
Total expenses before interest.................             6,038,280
Interest expense...............................             6,674,334
                                                   ------------------
Net expenses...................................                                12,712,614
                                                                        -----------------
Net investment income..........................                                26,186,677
                                                                        -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions................................                                 4,003,749
Net realized loss on futures transactions......                                (3,078,776)
Net change in unrealized
   appreciation/depreciation of investments
   and other assets............................                                28,508,206
                                                                        -----------------
Net gain on investment transactions............                                29,433,179
                                                                        -----------------
Net Increase in Net Assets
   from Operations.............................                         $      55,619,856
                                                                        =================

See notes to financial statements


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Six Months
                                                           Ended
                                                       December 31,
                                                           2000              Year Ended
                                                        (unaudited)         June 30, 2000
                                                    ==================   =================
Increase (Decrease) in Net Assets
from Operations
Net investment income..........................     $       26,186,677   $      55,188,272
Net realized gain (loss) on investments
   and futures transactions....................                924,973         (22,702,701)
Net change in unrealized
   appreciation/depreciation of
   investments and other assets................             28,508,206          (2,400,040)
                                                    ------------------   -----------------
Net increase in net assets from operations.....             55,619,856          30,085,531
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A.....................................            (16,565,432)        (30,059,967)
   Class B.....................................             (6,165,268)        (16,657,204)
   Class C.....................................             (3,601,368)         (8,122,635)
   Advisor Class...............................                (21,065)                 -0-
Tax return of capital
   Class A.....................................                     -0-           (439,517)
   Class B.....................................                     -0-           (243,550)
   Class C.....................................                     -0-           (118,764)
Capital Stock Transactions
Net increase (decrease)........................            481,925,551        (139,079,303)
                                                    ------------------   -----------------
Total increase (decrease)......................            511,192,274        (164,635,409)
Net Assets
Beginning of period............................            743,986,004         908,621,413
                                                    ------------------   -----------------
End of period..................................     $    1,255,178,278   $     743,986,004
                                                    ==================   =================

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS

Six Months Ended December 31, 2000 (unaudited)

Increase (Decrease) in Cash from:
Operating Activities:
Interest received..............................    $       30,880,890
Interest expense paid..........................            (6,674,334)
Operating expenses paid........................            (4,840,968)
                                                   ------------------
Net increase in cash from operating
   activities..................................                         $      19,365,588
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments.......................         2,562,172,262
Purchase of long-term portfolio
   investments.................................        (3,256,879,561)
Purchase of short-term portfolio
   investments, net............................          (131,885,179)
Loss on closed futures contracts...............            (3,078,776)
                                                   ------------------
Net decrease in cash from investing
   activities..................................                              (829,671,254)
Financing Activities*:
Increase in reverse repurchase
   agreements..................................           352,545,805
Redemptions of capital stock, net..............           465,147,502
Cash overdraft.................................             1,441,373
Cash dividends paid............................           (11,529,285)
                                                   ------------------
Net increase in cash from financing
   activities..................................                               807,605,395
                                                                        -----------------
Net decrease in cash...........................                                (2,700,271)
Cash at beginning of period....................                                 2,700,271
                                                                        -----------------
Cash at end of period..........................                         $              -0-
                                                                        =================
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations..................................                         $      55,619,856
Adjustments:
Increase in interest receivable................            (8,985,879)
Net realized gain on investment
   transactions................................              (924,973)
Net change in unrealized
   appreciation/depreciation...................           (28,508,206)
Accretion of bond discount.....................              (736,484)
Increase in accrued expenses...................             2,901,274
                                                   ------------------
Total adjustments..............................                               (36,254,268)
                                                                        -----------------
Net increase in cash from operating
   activities..................................                         $      19,365,588
                                                                        =================

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Advisor Class commenced distributions on October 6, 2000. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net in-


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

vestment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of
 .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $60,962 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 2000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $434,599 for the six months ended December 31, 2000.

For the six months ended December 31, 2000, the Portfolio's expenses were reduced by $20,381 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $38,663 from the sales of Class A shares and $720, $187,641 and $10,636 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $6,698,501, and $210,049 for Class B


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $249,811,677 and $110,080,955, respectively, for the six months ended December 31, 2000. There were purchases of $3,333,134,168 and sales of $2,853,146,180 of U.S. government and government agency obligations for the six months ended December 31, 2000.

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $12,951,945 and gross unrealized depreciation of investments was $11,366,703, resulting in net unrealized appreciation of $1,585,242.

At June 30, 2000, the Portfolio had a capital loss carry-forward for federal income tax purposes of $240,971,679, of which $83,016,947 expires in the year 2003; $61,544,081 expires in the year 2004; $51,829,521 expires in the year 2005, $3,736,379 expires in the year 2006, and $40,844,751 expires in 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $11,527,711 during fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

time it was opened and the time it was closed. At December 31, 2000, the Portfolio had outstanding futures contracts, as follows:

                                                                            Value at
                        Number of             Expiration     Original      December 31,      Unrealized
    Type                Contracts   Position     Month         Value           2000         Appreciation
===========           ============ =========  ==========     =========    ==============   ===============
U.S. Treasury
Note 5 Yr Future          1,135       Short   March 2001    $115,117,915    $117,543,438      $2,425,523

U.S. Treasury
Bond Future                 419       Long    March 2001    $ 42,459,627    $ 43,837,875      $1,378,248

2. Interest Rate Swap Agreements

The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. For the six months ended December 31, 2000, the Portfolio had outstanding interest rate swap contracts with the following terms:

                                                                 Rate Type
                                                      ----------------------------------
                           Notional                       Payments        Payments
     Swap                   Amount        Termination     made by       received by
 Counterparty                (000)           Date       the Portfolio   the Portfolio
==================     ===============  =============  ==============  =================
   Citibank                $162,000        12/05/02         6.69%           6.35%
   Citibank                $ 40,000        12/05/10         6.63%           6.69%


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the six months ended December 31, 2000, the Portfolio did not engage in written options transactions.

NOTE E

Capital Stock

There are 800,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 200,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                       --------------------------------------      ---------------------------------------
                                         Shares                                      Amount
                       --------------------------------------      ---------------------------------------
                       Six Months Ended                            Six Months Ended
                           December 31,            Year Ended          December 31,            Year Ended
                                   2000              June 30,                  2000              June 30,
                            (unaudited)                  2000           (unaudited)                  2000
                       -----------------------------------------------------------------------------------
Class A
Shares sold                  89,129,347            22,179,016         $ 639,795,803         $ 154,538,553
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                  1,128,714             2,156,994             8,007,617            15,091,387
---------------------------------------------------------------------------------------------------------
Shares converted
   from Class B               2,052,938            11,415,140            14,545,506            79,897,781
---------------------------------------------------------------------------------------------------------
Shares redeemed             (35,782,671)          (33,381,715)         (253,790,529)         (232,803,609)
---------------------------------------------------------------------------------------------------------
Net increase                 56,528,328             2,369,435         $ 408,558,397         $  16,724,112
=========================================================================================================

Class B
Shares sold                  10,938,238             8,608,429         $  78,370,465         $  60,522,876
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                    489,861             1,336,690             3,475,820             9,380,927
---------------------------------------------------------------------------------------------------------
Shares converted
   to Class A                (2,051,046)          (11,405,730)          (14,545,506)          (79,897,781)
---------------------------------------------------------------------------------------------------------
Shares redeemed              (4,454,768)          (16,923,793)          (31,551,572)         (118,579,168)
---------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                 4,922,285           (18,384,404)        $  35,749,207         $(128,573,146)
=========================================================================================================

Class C
Shares sold                   7,134,690             3,658,765         $  51,212,550         $  25,704,416
---------------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                    307,513               732,305             2,181,676             5,135,970
---------------------------------------------------------------------------------------------------------
Shares redeemed              (2,649,462)           (8,305,178)          (18,795,391)          (58,070,655)
---------------------------------------------------------------------------------------------------------
Net increase
   (decrease)                 4,792,741            (3,914,108)        $  34,598,835         $ (27,230,269)
=========================================================================================================

                                    ------------------    ------------------
                                          Shares                Amount
                                    ------------------    ------------------
                                    October 6, 2000(a)    October 6, 2000(a)
                                       to December 31,       to December 31,
                                                  2000                  2000
                                           (unaudited)           (unaudited)
                                    ----------------------------------------
Advisor Class
Shares sold                                    421,331           $ 3,019,661
----------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends                                     2,245                16,139
----------------------------------------------------------------------------
Shares redeemed                                 (2,354)              (16,688)
----------------------------------------------------------------------------
Net increase                                   421,222           $ 3,019,112
============================================================================

(a)   Commencement of distribution


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of December 31, 2000, the Portfolio had entered into the following reverse repurchase agreements:

     Amount                 Broker             Interest Rate        Maturity
==============    =========================  ===============    ================

  $25,968,750          Lehman Brothers             3.75%            1/02/01
  $33,565,900          Lehman Brothers             4.00%            1/02/01
  $54,106,856          Lehman Brothers             4.35%            1/02/01
 $235,228,750          Lehman Brothers             5.35%            1/02/01
 $101,625,000          Lehman Brothers             6.00%            1/03/01

For the six months ended December 31, 2000, the maximum amount of reverse repurchase agreements outstanding was $527,877,431, the average amount outstanding was $212,451,393, and the daily weighted average interest rate was 6.15%.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended December 31, 2000.

NOTE H

Acquisition of Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc.

On December 8, 2000 and December 15, 2000, the Portfolio acquired all of the net assets of the Alliance Limited Maturity Government Fund, Inc. ("ALMGF") and Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), respectively, pursuant to separate plans of reorganization approved by the shareholders of the relevant fund on November 14, 2000. On December 8, 2000 the acquisition was accomplished by a tax free exchange of 7,633,947 shares of the Portfolio for 6,033,987 shares of ALMGF. The aggregate net assets of the Portfolio and ALMGF immediately before the acquisition were $767,136,031 and $54,912,070, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $822,048,101. On December 15, 2000, the acquisition of AMSIF was accomplished by a tax free exchange of 58,391,198 shares of the Portfolio for 50,543,030 shares of AMSIF. The aggregate net assets of the Portfolio and AMSIF immediately before the acquisition were $835,636,124 and $422,216,970, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $1,257,853,094.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------------------------------
                                                                           Class A
                                      ---------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     December 31,                                Year Ended June 30,
                                             2000        --------------------------------------------------------------------
                                      (unaudited)            2000           1999           1998            1997          1996
                                      ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........        $   6.99        $   7.19       $   7.57       $   7.41       $    7.52     $    7.96
                                      ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...........             .23(a)          .50(a)         .52(a)         .54(a)          .57(a)        .58
Net realized and unrealized
  gain (loss) on investment
  transactions ..................             .27            (.20)          (.37)           .18            (.10)         (.44)
                                      ---------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ...............             .50             .30            .15            .72             .47           .14
                                      ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............            (.24)           (.49)          (.52)          (.54)           (.57)         (.58)
Distribution in excess of
  net investment income .........              -0-             -0-          (.01)            -0-             -0-           -0-
Tax return of capital ...........              -0-           (.01)            -0-          (.02)           (.01)           -0-
                                      ---------------------------------------------------------------------------------------
Total dividends and distributions            (.24)           (.50)          (.53)          (.56)           (.58)         (.58)
                                      ---------------------------------------------------------------------------------------
Net asset value, end of period ..        $   7.25        $   6.99       $   7.19       $   7.57       $    7.41     $    7.52
                                      =======================================================================================
Total Return
Total investment return
  based on net asset value(b) ...            7.33%           4.41%          1.83%         10.02%           6.49%         1.74%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............        $856,808        $430,895       $426,167       $352,749       $ 354,782     $ 397,894
Ratio of expenses to average
  net assets ....................            2.95%(c)        2.14%          1.17%          1.06%           1.02%         1.01%
Ratio of expenses to average
  net assets, excluding interest
  expense .......................            1.27%(c)        1.12%          1.08%          1.06%           1.02%         1.01%
Ratio of net investment income
  to average net assets .........            6.86%(c)        7.13%          6.86%          7.08%           7.66%         7.38%
Portfolio turnover rate .........             281%            398%           320%           153%            330%          334%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ----------------------------------------------------------------------------------------
                                                                           Class B
                                      ----------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     December 31,                                Year Ended June 30,
                                             2000        ---------------------------------------------------------------------
                                      (unaudited)           2000            1999            1998            1997          1996
                                      ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........       $   7.00        $   7.20       $    7.57       $    7.41       $    7.52     $    7.96
                                      ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...........            .22(a)          .44(a)          .46(a)          .48(a)          .52(a)        .52
Net realized and unrealized
  gain (loss) on investment
  transactions ..................            .26            (.19)           (.36)            .18            (.10)         (.44)
                                      ----------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ...............            .48             .25             .10             .66             .42           .08
                                      ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............           (.22)           (.44)           (.46)           (.48)           (.52)         (.52)
Distribution in excess of
  net investment income .........             -0-             -0-           (.01)             -0-             -0-           -0-
Tax return of capital ...........             -0-           (.01)             -0-           (.02)           (.01)           -0-
                                      ----------------------------------------------------------------------------------------
Total dividends and distributions           (.22)           (.45)           (.47)           (.50)           (.53)         (.52)
                                      ----------------------------------------------------------------------------------------
Net asset value, end of period ..       $   7.26        $   7.00       $    7.20       $    7.57       $    7.41     $    7.52
                                      ========================================================================================
Total Return
Total investment return
  based on net asset value(b) ...           6.95%           3.64%           1.22%           9.20%           5.69%         1.01%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............       $243,464        $200,283       $ 338,310       $ 390,253       $ 471,889     $ 628,628
Ratio of expenses to average
  net assets ....................           3.59%(c)        2.80%           1.87%           1.76%           1.73%         1.72%
Ratio of expenses to average
  net assets, excluding interest
  expense .......................           1.91%(c)        1.83%           1.79%           1.76%           1.73%         1.72%
Ratio of net investment income
  to average net assets .........           6.26%(c)        6.28%           6.13%           6.37%           6.95%         6.67%
Portfolio turnover rate .........            281%            398%            320%            153%            330%          334%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ----------------------------------------------------------------------------------------
                                                                           Class C
                                      ----------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                     December 31,                                Year Ended June 30,
                                             2000        ---------------------------------------------------------------------
                                      (unaudited)             2000           1999           1998            1997          1996
                                      ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........        $   7.00        $    7.20       $   7.57       $   7.41       $    7.52     $    7.96
                                      ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ...........             .22(a)           .45(a)         .46(a)         .48(a)          .52 (a)       .52
                                      ----------------------------------------------------------------------------------------
Net realized and unrealized
  gain (loss) on investment
  transactions ..................             .26             (.20)          (.36)           .18            (.10)         (.44)
                                      ----------------------------------------------------------------------------------------
Net increase in net asset value
  from operations ...............             .48              .25            .10            .66             .42           .08
                                      ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............            (.22)            (.44)          (.46)          (.48)           (.52)         (.52)
Distribution in excess of
  net investment income .........              -0-              -0-          (.01)            -0-             -0-           -0-
Tax return of capital ...........              -0-            (.01)            -0-          (.02)           (.01)           -0-
                                      ----------------------------------------------------------------------------------------
Total dividends and distributions            (.22)            (.45)          (.47)          (.50)           (.53)         (.52)
                                      ----------------------------------------------------------------------------------------
Net asset value, end of period ..        $   7.26        $    7.00       $   7.20       $   7.57       $    7.41     $    7.52
                                      ========================================================================================
Total Return
Total investment return
  based on net asset value(b) ...            6.95%            3.64%          1.22%          9.21%           5.69%         1.01%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............        $151,851        $ 112,808       $144,145       $114,392       $ 115,607     $ 166,075
Ratio of expenses to average
  net assets ....................            3.61%(c)         2.82%          1.87%          1.76%           1.72%         1.71%
Ratio of expenses to average
  net assets, excluding interest
  expense .......................            1.92%(c)         1.83%          1.78%          1.76%           1.72%         1.71%
Ratio of net investment income
  to average net assets .........            6.25%(c)         6.35%          6.13%          6.38%           6.96%         6.68%
Portfolio turnover rate .........             281%             398%           320%           153%            330%          334%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        ------------------
                                                                           Advisor Class
                                                                        ------------------
                                                                        October 6, 2000(d)
                                                                           to December 31,
                                                                                      2000
                                                                               (unaudited)
                                                                        ------------------
Net asset value, beginning of period..................................              $ 7.05
                                                                        ------------------
Income From Investment Operations
Net investment income(a)..............................................                 .09
Net realized and unrealized gain on investment transactions...........                 .22
                                                                        ------------------
Net increase in net asset value from operations.......................                 .31
                                                                        ------------------
Less: Dividends
Dividends from net investment income..................................                (.10)
                                                                        ------------------
Net asset value, end of period........................................              $ 7.26
                                                                        ==================
Total Return
Total investment return based on net asset value(b)...................                4.74%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).............................              $3,056
Ratio of expenses to average net assets(c)............................                3.13%
Ratio of expenses to average net assets, excluding interest expense(c)                1.07%
Ratio of net investment income to average net assets(c)...............                7.14%
Portfolio turnover rate...............................................                 281%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Commencement of distribution.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

duration

Bond duration is a measure of the sensitivity of changes of an asset or portfolio to a change in interest rates. Bond duration is the average amount of time that it takes to receive the interest and the principal. Duration is calculated by using the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

Treasury Bond

A debt security issued by the U.S. Treasury with a maturity of 10 years or more.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $454 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 605 investment professionals in 36 cities and 21 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/00.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Matthew Bloom, Vice President
Paul J. DeNoon, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 33

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio
Small Cap Growth Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACMGovernment Opportunity Fund
The Korean Investment Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

NOTES


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

Alliance Bond Fund U.S. Government Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGSR1200